UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 19, 2013

Endocyte, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100 West Lafayette, Indiana 47906
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code		765-463-7175

Not Applicable
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Endocyte, Inc. (the “Company”) held its 2013 annual meeting of stockholders on June 19, 2013. The Company’s stockholders took the following actions on the business items which were set forth in the notice for the meeting:

Proposal 1 – Election of Directors: elected three (3) directors for three-year terms ending at the 2016 annual meeting of stockholders; and

Proposal 2 – Ratification of Independent Registered Public Accounting Firm: ratified the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013.

The vote tabulation for each proposal is as follows:

Proposal 1 – Election of Directors

Nominee	For	Withhold	Broker Non-Votes
P. Ron Ellis	19,072,598	274,418	8,672,142
Marc D. Kozin	16,841,139	2,505,877	8,672,142
Fred A. Middleton	19,122,435	224,581	8,672,142

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
27,929,192	50,584	39,382	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2013

ENDOCYTE, INC.

By:	/s/ Michael A. Sherman
Michael A. Sherman,
Chief Financial Officer

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